THE MANAGERS FUNDS
                                 MONEY MARKET FUND


                          Supplement dated September 8, 1998
                 To Prospectus and Statement of Additional Information
                                 dated May 1, 1998


The Prospectus and Statement of Additional Information are supplemented as follows:

     The investment objective of Managers Money Market Fund (the "Fund") was reclassified from fundamental to nonfundamental (i.e, it may be changed without shareholder approval). In addition, the following changes have been adopted to the Fund's fundamental investment restrictions and policies. Fundamental restrictions cannot be changed without a shareholder vote.

1. The Fund's current restrictions concerning the diversification of investments have been replaced by the following fundamental investment restriction: "The Fund may not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940."
2. The Fund's current restrictions concerning the concentration of investments in a particular industry have been replaced with the following fundamental investment restriction: "The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC except that this restriction does not apply to instruments considered to be domestic bank money market instruments."
3. The Fund's current restrictions concerning the issuance of senior securities have been replaced with the following investment restriction:
   "The Fund may not issue senior securities, except as permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder."
4. The Fund's current restrictions concerning borrowing and reverse repurchase agreements have been replaced with the following investment restriction:
   "The Fund may not borrow money, except to the extent permitted by applicable law."
5. The Fund's current restrictions concerning underwriting securities have been replaced by the following investment restriction: "The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act."
6. The Fund's current restrictions concerning the purchase of real estate have been replaced with the following investment restriction: "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate."
7. The Fund's current restrictions concerning commodities have been replaced with the following investment restriction: "The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities."
8. The Fund's current restrictions concerning lending have been replaced by the following investment fundamental restriction: "The Fund may make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law."

     The following restrictions have changed from fundamental to nonfundamental restrictions. Nonfundamental restrictions may be changed or eliminated by the Fund's Trustees at any time without the approval of the Fund's shareholders.

1. Purchase or sell puts, calls, straddles, spreads, or any combination thereof or interests in oil, gas, or mineral exploration or development programs.
2. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that these restrictions shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.
3. Acquire securities of other investment companies, except as permitted by the 1940 Act.
4. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days if, as a result thereof, more than 10% of the market value of the Fund's net assets would be in investments that are illiquid.

     A new investment advisory agreement was approved between The Prime Money Market Portfolio (in which Managers Money Market Fund invests all of its assets) and J.P. Morgan Investment Management, Inc. ("JPMIM"). The change in investment adviser is not expected to affect the Fund's investments or other operations. JPMIM is a wholly-owned subsidiary of J.P. Morgan Co., Inc. and is located at 522 Fifth Avenue, New York, NY 10036.


September 8, 1998